                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO. ____________)

Filed by the Registrant [X]
Filed by a Party other than the Registrant[_]

Check the appropriate box:
[_]  Preliminary Proxy Statement         [_]  Confidential, For Use of the
     Commission Only (as permitted by         Commission Only (as permitted by
     Rule 14a-6(e)(2))                        Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule
     14a-11(c) or Rule 14a-12



                          PREMIERE TECHNOLOGIES, INC.
        ---------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                            Jeffrey A. Allred, Esq.
                                 Alston & Bird
                          1201 West Peachtree Street
                            Atlanta, GA 30309-3424
        ---------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11. [_] (1) Title of each class of securities to which transaction applies:

          ______________________________________________________________________
     (2)  Aggregate number of securities to which transaction applies:

          ______________________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________
     (4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________________
     (5)  Total fee paid:_______________________________________________________


[_]  Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)  Amount previously paid:__________________________________________________

  (2)  Form, Schedule or Registration Statement no.:____________________________

  (3)  Filing Party:____________________________________________________________

  (4)  Date Filed:______________________________________________________________

                          PREMIERE TECHNOLOGIES, INC.
                           3399 PEACHTREE ROAD, N.E.
                              THE LENOX BUILDING
                                   SUITE 400
                            ATLANTA, GEORGIA 30326

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON JUNE 11, 1997
TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Premiere Technologies, Inc., a Georgia corporation (the "Company"), will be held on Wednesday, June 11, 1997, at 10:00 a.m., Eastern Standard Time (the "Annual Meeting"), at The Buckhead Club, Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 1850, East Tower, Atlanta, Georgia 30326, for the following purposes:

     1. To elect one director for a one-year term, two directors for a two-year term and two directors for a three-year term in accordance with the Bylaws of the Company, which require that, commencing with this Annual Meeting, the Board of Directors will be divided into three classes.

     2.   To approve amendments to the Company's 1995 Stock Plan.

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on April 17, 1997, are entitled to notice of and to vote at the Annual Meeting.

     All shareholders are cordially invited to attend the Annual Meeting in person. HOWEVER, TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. Any shareholder attending the Annual Meeting may vote in person even if he or she has returned a proxy. In accordance with Georgia law, a list of shareholders entitled to vote at the Annual Meeting will be available for inspection by any shareholder, his agent or attorney at the time and place of the meeting.

By Order of the Board of Directors,

/s/ Patrick G. Jones

Patrick G. Jones
Secretary
Atlanta, Georgia
May 9, 1997

                          PREMIERE TECHNOLOGIES, INC.
                           3399 PEACHTREE ROAD, N.E.
                              THE LENOX BUILDING
                                   SUITE 400
                            ATLANTA, GEORGIA 30326

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 11, 1997


                                 INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Premiere Technologies, Inc., a Georgia corporation (the "Company"), for use at the Annual Meeting of the Shareholders of the Company to be held Wednesday, June 11, 1997, at 10:00 a.m., Eastern Standard Time, or at any adjournment thereof (the "Annual Meeting"). The Annual Meeting will be held at The Buckhead Club, Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 1850, East Tower, Atlanta, Georgia 30326. These proxy solicitation materials were first mailed on or about May 9, 1997, to all shareholders entitled to vote at the Annual Meeting.

     Shareholders of record at the close of business on April 17, 1997 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. At April 17, 1997, 24,094,769 shares of the Company's common stock, $.01 par value (the "Common Stock"), were issued and outstanding. No other shares of stock are outstanding or entitled to vote. The holders of Common Stock are entitled to one vote per share on all matters to be voted upon by the shareholders. There are no cumulative voting rights.

     At the Annual Meeting, the shareholders of the Company will be asked: (i) to elect one director for a one-year term, two directors for a two-year term, and two directors for a three-year term in accordance with the Bylaws of the Company, which require that, commencing with this Annual Meeting, the Board of Directors will be divided into three classes; (ii) to approve amendments to the Company's 1995 Stock Plan; and (iii) to transact such other business as may properly come before the Annual Meeting.

     The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote shall constitute a quorum for the transaction of business. In counting the votes to determine whether a quorum exists at the Annual Meeting, the proposal receiving the greatest number of all votes cast "for" or "against" as well as abstentions (including instructions to withhold authority to vote) and broker non-votes (which occur when shares held by brokers or nominees for beneficial owners are voted on some matters but not on others), will be used.

     All properly executed proxies delivered by shareholders to the Company entitled to be voted at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the directions noted thereon. In voting for the proposal to elect directors, shareholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. In voting with regard to the proposal to approve amendments to the 1995 Stock

Plan, the shareholders may vote in favor of the proposal or against the proposal or may abstain from voting. IN THE ABSENCE OF INSTRUCTIONS, THE SHARES REPRESENTED BY A SIGNED AND DATED PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES NAMED IN THE PROXY STATEMENT AND "FOR" THE PROPOSAL TO APPROVE AMENDMENTS TO THE 1995 STOCK PLAN. In all other matters that properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

     In the event that sufficient votes in favor of a proposal are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will be approved if the votes cast in favor of adjournment exceed the votes cast against adjournment. Shares present at the Annual Meeting that abstain from voting will have no effect on the approval of such adjournment.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

     The cost of preparing, assembling, printing and mailing the proxy materials and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of shares will be borne by the Company. Certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies in addition to this solicitation by mail. In addition, the Company may retain Dewe Rogerson Inc. to assist with the solicitation of proxies, the estimated cost of which would be $5,000, plus expenses.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth to the best of the Company's knowledge certain information regarding the beneficial ownership of Common Stock as of March 31, 1997 (except as otherwise noted), with respect to the following: (i) each person known to the Company to be the beneficial owner of more than 5% of the Common Stock; (ii) each director and each person nominated to become a director; (iii) each Named Executive Officer (as defined below); and (iv) all executive officers, directors and each person nominated to become a director as a group.


                                            SHARES BENEFICIALLY OWNED(L)
                                            ----------------------------
           NAME OF BENEFICIAL OWNER               NUMBER    PERCENT
           ------------------------               ------    -------
  NationsBanc Capital Corporation (2)..........  2,074,047     8.61
  WorldCom, Inc. (3)...........................  2,050,000     8.51
  FMR Corp (4).................................  1,513,600     6.28
  Boland T. Jones (5)..........................  3,206,798    12.83
  D. Gregory Smith (6).........................  3,093,338    12.38
  George W. Baker, Sr. (7).....................    120,832  *
  Eduard J. Mayer (8)..........................    154,400  *
  Robert A. Jetmundsen (9).....................     84,800  *
  Raymond H. Pirtle, Jr. (10)..................     50,000  *
  Patrick G. Jones (11)........................    377,728     1.56
  All executive officers, directors
     and nominee as a group (7 persons) (12)...  7,087,896    27.19

________________________


*    Less than one percent of the outstanding Common Stock.
(1) Unless otherwise indicated, to the Company's knowledge each of the shareholders listed above has sole voting and investment power with respect
     to the shares beneficially   owned.
(2) Based upon shares owned as of December 31, 1996 and information the Company has obtained from NationsBanc Capital Corporation's Schedules 13G and 13G/A. The address of NationsBanc Capital Corporation is 901 Main Street, 66th Floor, Dallas, Texas 75202-2911.
(3) Based upon shares owned as of December 31, 1996 and information the Company has obtained from WorldCom, Inc.'s Schedules 13G and 13G/A. The address of WorldCom, Inc. is 515 East Amite Street, Jackson, Mississippi 39201-2702.
(4) Based upon shares owned as of March 31, 1997 and information the Company has obtained from FMR Corp.'s Schedules 13G and 13G/A. Edward C. Johnson 3d, Chairman of FMR Corp., and Abigail P. Johnson, Director of FMR Corp., together with various trusts for the benefit of members of the Johnson family, form a controlling group with respect to FMR Corp. Includes 631,200 shares beneficially owned by Fidelity Management and Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp., as a result of acting as an investment advisor to various investment companies (the "Funds"). Each of Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the Funds has sole dispositive power over these 631,200 shares. Neither FMR Corp. nor Edward C. Johnson 3d has sole voting power over the shares owned directly by the Funds, which power resides with the Funds' Board of Trustees. Includes 829,300 shares beneficially owned by Fidelity Management Trust Company ("Fidelity Management"), a wholly-owned subsidiary of FMR Corp. Each of Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management, has sole dispositive power over 829,300, sole voting power over 699,800 and no voting power over 129,500 of these 829,300 shares. Also includes 53,100 shares beneficially owned by Fidelity International Limited ("FIL"), a Bermudian joint stock company, as a result of acting as investment advisor to various investment companies and certain institutional investors. FMR Corp. and FIL file on a voluntary joint basis. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.
(5) Includes 2,175,094 shares held of record by Mr. Jones, 893,624 shares subject to warrants or options exercisable immediately, 590 shares held of record by Mr. Jones' wife for which Mr. Jones holds the right to vote pursuant to an irrevocable proxy granted by Mrs. Jones to Mr. Jones, and 137,490 shares held of record by 22 shareholders for which Mr. Jones holds the right to vote pursuant to irrevocable proxies granted by such shareholders to Mr. Jones. The address of Mr. Jones is 3399 Peachtree Road, N.E., The Lenox Building, Suite 400, Atlanta, Georgia 30326.
(6) Includes 2,199,714 shares held of record by Mr. Smith and 893,624 shares subject to warrants or options exercisable immediately. The address of Mr. Smith is 3399 Peachtree Road, N.E., The Lenox Building, Suite 400, Atlanta, Georgia 30326.
(7) Includes 110,832 shares held of record by Mr. Baker and 10,000 shares subject to warrants or options exercisable immediately. Does not include 44,000 shares held of record by Mr. Baker's wife for which Mr. Baker disclaims beneficial ownership.
(8) Includes 94,400 shares held of record by Mr. Mayer and 60,000 shares subject to warrants or options exercisable immediately.
(9) Includes 64,800 shares held of record by Mr. Jetmundsen and 20,000 shares subject to warrants or options exercisable immediately.
(10) Includes 50,000 shares held in a 401(k) plan for the benefit of Mr. Pirtle.
(11) Includes 10,028 shares held of record by Mr. Jones, 95,000 shares subject to warrants or options exercisable immediately and 272,700 shares owned by six trusts of which Mr. Jones is the sole trustee.
(12) Includes 1,972,248 shares subject to warrants or options exercisable immediately.

                             ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the Board of Directors shall consist of not less than three nor more than seven members as fixed from time to time by resolution of the Board of Directors. The Board of Directors is currently set at five members. The Bylaws also provide that, commencing with this Annual Meeting, the Board of Directors shall be divided into three classes, with each class accounting for one-third, as near as may be, of the total, with the actual number of directors relating to the three classes to be determined by vote of a majority of the entire Board of Directors. The terms of the director in the first class ("Class I") will expire at the first annual shareholders meeting after their election; the terms of the second class ("Class II") will expire at the second annual shareholders meeting after their election; and the terms of the third class ("Class III") will expire at the third annual shareholders meeting after their election. At each annual shareholders meeting held thereafter, directors shall be elected for terms of three years to succeed those whose terms expire. If the number of directors has changed, any increase or decrease shall be so apportioned among the classes as to make all classes as nearly equal in number as possible, and when the number of directors is increased and any newly created directorships are filled by the Board of Directors, the terms of the additional directors shall expire at the next election of directors by the shareholders. Each director, except in the case of his earlier death, written resignation, retirement, disqualification or removal, shall serve for the duration of the term, as staggered, and thereafter until his successor shall have been elected and qualified.

     At the Annual Meeting, the shareholders will be asked to elect one Class I director for a one-year term, two Class II directors for a two-year term, and two Class III directors for a three-year term. The Board of Directors has nominated Eduard J. Mayer to serve as the Class I director, D. Gregory Smith and Raymond H. Pirtle, Jr. to serve as the Class II directors, and Boland T. Jones and George W. Baker, Sr. to serve as the Class III directors. These individuals, except for Raymond H. Pirtle, Jr., are currently serving as directors of the Company. Mr. Pirtle will replace Robert A. Jetmundsen as a director. Mr. Jetmundsen is retiring on the date of this Annual Meeting pursuant to the Bylaws of the Company. If any of the nominees should become unavailable to serve for any reason (which is not anticipated), the Board of Directors, in its discretion, may designate a substitute nominee or nominees (in which case the persons named as proxies on the enclosed form of proxy will vote all valid proxies for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until the Board of Directors elects a suitable candidate or candidates or by resolution reduce the authorized number of directors.

NOMINEES

     The names of the nominees, their ages as of the Record Date and certain other information about them are set forth below:

NAME                         AGE    DIRECTOR  CLASS   POSITION WITH COMPANY   DIRECTOR SINCE
----                         ---    ---------------   ---------------------   --------------
Boland T. Jones(1)(5)         37                      Chairman of                  1991
                                                      the Board of
                                                      Directors and
                                                      President

D. Gregory Smith(1)(5)        38                      Executive                    1991
                                                      Vice
                                                      President,
                                                      Assistant
                                                      Secretary and
                                                      Director

George W. Baker,              61                      Director                     1991
 Sr.(3)(5)(6)
Eduard J. Mayer(2)(3)(4)(6)   44                      Director                     1992

Raymond H. Pirtle, Jr.        56                      Director                 (First-time
                                                                                   nominee)

________________________
(1)  Member of the Executive Committee.
(2)  Member of the Audit Committee.
(3)  Member of the Compensation Committee.
(4)  Member of the Strategic Planning Committee.
(5)  Member of the 1994 Stock Option Plan Committee.
(6)  Member of the 1995 Stock Plan Committee.

     Boland T. Jones, a co-founder of the Company, has served as a Director and Chief Executive Officer or President of the Company since its inception in July 1991. Since September 1993, Mr. Jones has served as the Chairman of the Board of Directors. From 1986 until founding the Company, Mr. Jones served as Chairman, Chief Executive Officer and President of American Network Exchange, Inc., a diversified transmission provider specializing in niche markets.

     D. Gregory Smith, a co-founder of the Company, has been a Director of the Company since its inception in July 1991, a Vice President from inception until December 1994 and Executive Vice President since December 1994. Mr. Smith was also Secretary and Treasurer of the Company from inception until December 1995. Since December 1995, Mr. Smith has served as Assistant Secretary. From 1987 until founding the Company, Mr. Smith was a managerial and financial consultant with Olympus Telecommunications, Inc. and Olympus Partners, Inc., companies that he founded. Mr. Smith has also held positions with NationsBank of Florida, N.A. and Chase Bank of Florida, N.A.

     George W. Baker, Sr. has been a Director of the Company since the Company's inception in July 1991. Since July 1988, Mr. Baker has served as a Director, President and Chief Executive Officer of Taco Tico, Inc., a Wichita, Kansas based franchisor of Mexican restaurants. Mr. Baker's prior experience also includes service on the Board of Directors of Kentucky Fried Chicken Corporation, as President of Kentucky Fried Chicken Operating Company and as President, Chief Executive Officer and shareholder of Mr. Gatti's, Inc., a pizza restaurant chain.

     Eduard J. Mayer has been a Director of the Company since August 1992.
Since December 1988, Mr. Mayer has been President and owner of Acorn Ventures Inc., a venture capital management company. Acorn Ventures Inc. is the manager of two Canadian venture capital companies, BG Acorn Capital Fund (since December
1988) and FESA Enterprise Venture Capital Fund of Canada Ltd. (since July 1995). Mr. Mayer is the Chairman of the Board of Directors of International UNP Holdings Ltd., an investment company. Mr. Mayer is also a director of Mosaid Technologies, Incorporated, a semiconductor design company, and Trojan Technologies Inc., an environmental services company, as well as several private companies.

     Raymond H. Pirtle, Jr., has been a managing director and a member of the Board of Directors of Equitable Securities Corporation since February 1989. Prior to that date, Mr. Pirtle was a general partner of J.C. Bradford & Co. Mr. Pirtle is a member of the Board of Directors of Sirrom Capital Corporation, a publicly traded small business investment company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE ABOVE NOMINEES. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

COMMITTEES, MEETINGS AND ATTENDANCE

     The Company's Board of Directors has established Executive, Audit, Compensation, Strategic Planning, 1994 Stock Option Plan and 1995 Stock Plan Committees. The Executive Committee, which did not meet in 1996, may, within certain limitations, during the interval between Board meetings, exercise all of the powers of the Company's Board of Directors. The Executive Committee is currently comprised of Messrs. Jones and Smith. The Audit Committee, which did not meet in 1996, is responsible for reviewing and making recommendations regarding the Company's independent auditors, the annual audit of the Company's financial statements and the Company's internal accounting practices and policies. The Audit Committee is currently comprised of Robert A. Jetmundsen and Mr. Mayer. The Compensation Committee, which met one time in 1996, is responsible for making recommendations to the Board of Directors regarding compensation arrangements for key employees and key consultants of the Company. The Compensation Committee is currently comprised of Messrs. Baker and Mayer. The Strategic Planning Committee, which did not meet in 1996, is responsible for the Company's strategic planning. The Strategic Planning Committee is currently comprised of Messrs. Jetmundsen and Mayer. The 1994 Stock Option Plan Committee, which did not meet in 1996, administers the 1994 Stock Option Plan, and the 1995 Stock Plan Committee, which met two times and took action by unanimous written consent on two occasions in 1996, administers the 1995 Stock Plan. The 1994 Stock Option Plan Committee is currently comprised of Messrs. Jones, Smith and Baker, and the 1995 Stock Plan Committee is currently comprised of Messrs. Baker and Mayer.

     The Board of Directors as a whole acts as a nominating committee to select management's nominees for election as directors of the Company. The Board of Directors will consider nominees recommended by shareholders if submitted to the Board in accordance with the procedures specified in the Company's Bylaws.

     During 1996, two meetings of the Board of Directors were held. In addition, the Board took action by unanimous written consent on seven occasions during 1996. Each Director attended in excess of 75% of the total number of meetings of the Board and each committee on which he served in 1996.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth certain information concerning compensation earned for services rendered in all capacities to the Company by the Company's Chairman and President and the two other most highly compensated executive officers, who represent the only other executive officers whose total annual salary and bonus exceeded $100,000 during the year ended December 31, 1996 (the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE


                                                                               LONG-TERM
                                               ANNUAL COMPENSATION            COMPENSATION
                                        ------------------------------
                                                                 OTHER ANNUAL  SECURITIES       ALL OTHER
Name and Principal Position                                      COMPENSATION  UNDERLYING      COMPENSATION
---------------------------
                                  Year  Salary    Bonus $(1)        ($)(2)     OPTIONS (#)        ($) (3)
                                  ----  ------    ----------         -----     ----------         -------
Boland T. Jones.................  1996  200,000        - 0 -       16,500          50,000         21,902
Chairman of the Board of          1995  175,450    126,128         52,415       1,464,000         24,359
Directors and President           1994  155,875     48,905          9,000       1,698,168         25,874


D. Gregory Smith................  1996  200,000        - 0 -       16,500          50,000         24,681
  Executive Vice                  1995  151,250    126,128         40,660       1,464,000         27,601
  President, Assistant            1994  134,375     48,905          9,000       1,698,168         25,926
  Secretary and Director

Patrick G. Jones(4).............  1996  150,000        - 0 -       12,000          15,000          2,690
  Senior Vice President of        1995   25,000        - 0 -        2,000         246,000          1,066
  Finance and Legal and
  Secretary

__________________________
     (1) Reflects bonuses paid pursuant to employment agreements which provided for bonuses calculated as a percentage of the Company's operating revenues and adjusted earnings before interest and taxes as determined in accordance with such employment agreements. These employment agreements were amended in November 1995. The Named Executive Officers waived their right to any such bonuses in 1996 and, in connection therewith, received a grant of certain stock options. See "-- Option Grants in Last Fiscal Year."
     (2) For Boland T. Jones, consists of: (i) for 1996, $4,500 of club dues paid on Mr. Jones' behalf and $12,000 paid related to Mr. Jones' auto allowance; (ii) for 1995, $39,665 of initiation fees and club dues paid on Mr. Jones' behalf and $12,750 paid related to Mr. Jones' auto allowance; and (iii) for 1994, $9,000 paid related to Mr. Jones' auto allowance. For D. Gregory Smith, consists of: (i) for 1996, $4,500 of club dues paid on Mr. Smith's behalf and $12,000 paid related to Mr. Jones' auto allowance; (ii) for 1995, $27,910 of initiation fees and club dues and $12,750 paid related to Mr. Smith's auto allowance; and
          (iii) for 1994, $9,000 paid related to Mr. Smith's auto allowance. For Patrick G. Jones, consists of $12,000 and $2,000 paid related to Mr. Jones' auto allowance for 1996 and 1995, respectively.

(3) For Boland T. Jones, consists of: (i) for 1996, $20,370 of premiums on split dollar life insurance, $877 of legal fees and $655 of premiums paid on term life insurance; (ii) for 1995, $18,440 of premiums on split dollar life insurance, $4,245 of imputed interest on non-interest bearing loans made by the Company to Mr. Jones, $1,019 for certain estate planning expenses and $655 of premiums paid on term life insurance; and (iii) for 1994, $25,000 for certain relocation expenses and $874 for premiums paid on term life insurance. For D. Gregory Smith, consists of: (i) for 1996, $23,180 of premiums paid on split dollar life insurance, $575 of legal fees and $926 of premiums paid on term life insurance; (ii) for 1995, $21,080 of premiums on split dollar life insurance, $4,529 of imputed interest on non-interest bearing loans made by the Company to Mr. Smith, $1,066 for certain estate planning expenses and $926 of premiums paid on term life insurance; and (iii) for 1994, $25,000 for certain relocation expenses and $926 for premiums paid on term life insurance. For Patrick G. Jones, consists of:
     (i) for 1996, $2,690 for premiums paid on term life insurance; and (ii) for 1995, $1,066 for certain estate planning expenses.
(4)  Mr. Jones joined the Company as an executive officer on November 1, 1995.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth information concerning each grant of stock options to the Named Executive Officers during the year ended December 31, 1996.

                                                 OPTION GRANTS IN LAST FISCAL YEAR
                                                        INDIVIDUAL GRANTS
                              ----------------------------------------------------------

                                 NUMBER OF       % OF TOTAL                                  POTENTIAL REALIZABLE VALUE
                                 SECURITIES        OPTIONS                                        AT ASSUMED ANNUAL
                                 UNDERLYING      GRANTED TO     EXERCISE OR                     RATES OF STOCK PRICE
                                  OPTIONS         EMPLOYEES      BASE PRICE    EXPIRATION         APPRECIATION FOR
                                 GRANTED(1)         IN FY          ($/SH)         DATE             OPTION TERM(2)
                                 ----------       ---------      ----------    ----------    --------------------------
                                                                                                5%($)        10%($)
                                                                                                             ------
NAME
----
Boland T. Jones...........   50,000              4.16          18.50           3/31/02          297,769      670,541

D. Gregory Smith..........   50,000              4.16          18.50           3/31/02          297,769      670,541

Patrick G. Jones..........   15,000              1.25          18.50           3/31/02           89,331      201,162

________________________
(1) All options were granted at the market value on the date of grant as determined by the Board of Directors. All of these options were received in connection with the Named Executive Officers' waivers of their right to bonuses in 1996 paid pursuant to employment agreements.
(2) The dollar amounts under these calculations are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission (the "Commission") and therefore are not intended to forecast possible future appreciation, if any, of the price of the Company's Common Stock or the present or future value of the options.

AGGREGATE OPTION EXERCISES AND YEAR END OPTION VALUES

     The following table sets forth information concerning option exercises by each of the Named Executive Officers during the year ended December 31, 1996, and information concerning the value of unexercised options held by each of the Named Executive Officers as of December 31, 1996.


                            AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR
                                         AND FY-END OPTION VALUES
                    -------------------------------------------------------------------
                                                                   NUMBER OF                          VALUE OF
                                                                   SECURITIES                       UNEXERCISED
                                                                   UNDERLYING                       IN-THE-MONEY
                                                                  UNEXERCISED                        OPTIONS AT
                         SHARES                                OPTIONS AT FY-END                    FY-END($)(2)
                       ACQUIRED ON        VALUE           ----------------------------       --------------------------
NAME                    EXERCISE#     REALIZED($)(1)     EXERCISABLE      UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
----                    ---------     --------------     -----------      -------------     -----------    -------------
Boland T. Jones           - 0 -           - 0 -            843,624          1,010,000        20,124,156      22,779,400

D. Gregory Smith          - 0 -           - 0 -            843,624          1,010,000        20,124,156      22,779,400

Patrick G. Jones         30,000         528,338             80,000            175,000         1,871,200       3,839,900

________________________
(1) These values have been calculated by subtracting the option exercise price from the market price of the Common Stock on the date of exercise and multiplying that figure by the total number of options exercised.

(2) These values have been calculated by subtracting the option exercise price from the market price of the Common Stock on December 31, 1996, and multiplying that figure by the total number of exercisable/unexercisable options.

DIRECTORS' COMPENSATION

     Directors are reimbursed for reasonable expenses incurred by them in connection with their attendance at Board meetings. In addition, during 1996 each of Messrs. Baker, Jetmundsen and Mayer were granted options to purchase 10,000 shares of Common Stock at an exercise price of $19.375 per share, the market value on the date of grant. The options vested on December 31, 1996.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements (the "Employment Agreements") with each of the Named Executive Officers. Each Employment Agreement provides for an employment term expiring December 31, 1999. Under their respective Employment Agreements, Messrs. Boland Jones, Smith and Patrick Jones were paid base annual salaries of $200,000, $200,000 and $150,000, respectively, for the year ended December 31, 1996. Each of the base salaries increase 5.0% each year, with additional increases, if any, as set by the Board of Directors.

     Under the Employment Agreements, each of the Named Executive Officers is also eligible to receive bonus compensation based on the financial performance of the Company. The amount of bonus compensation is calculated based on operating revenues and the Company's adjusted net income before interest and taxes as determined in accordance with the Employment Agreements ("Adjusted EBIT"). Pursuant to the Employment Agreements, Messrs. Boland Jones and Smith received as a bonus (i) 0.25% of the Company's operating revenues plus (ii) 2.5% of Adjusted EBIT for the year ended December 31, 1995, which amounted to a bonus of $126,128 for both Messrs. Boland Jones and Smith, and beginning in 1996, Messrs. Boland Jones and Smith were entitled to receive as a bonus 1.5% of Adjusted EBIT. The changes in bonus arrangements beginning in 1996 for each of Messrs. Boland Jones and Smith were effected in amendments to their Employment Agreements entered into in November 1995. In conjunction with these amendments, Messrs. Boland Jones and Smith were each granted options to acquire 1,440,000 shares of Common Stock at an exercise price of $1.61 per share which vest ratably on November 5, 1996, 1997 and 1998, subject to accelerated vesting in the event of a change in control of the Company or the termination by the Company of the employment of Messrs. Boland Jones or Smith, respectively, for any reason. Beginning in 1996, Patrick Jones was entitled to receive a bonus based on Adjusted EBIT. In conjunction with entering into his Employment Agreement, Patrick Jones was granted options to acquire 240,000 shares of Common Stock at an exercise price of $1.61 per share, which vest ratably on October 31, 1996, 1997 and 1998. Bonuses payable to the Named Executive Officers will be deferred if the net effect of the payment of the bonuses to the Named Executive Officers would cause the Company to recognize a net loss for the year. The amount of any deferred bonus will be paid in the next succeeding year in which the payment of the deferred bonus, after the payment of the bonus for such year, would not cause the Company to recognize a net loss. To date no bonus amounts have been deferred. In July 1996, each of the Named Executive Officers agreed to waive any rights to bonuses otherwise due under the Employment Agreements for 1996. In connection with such waiver, Messrs. Boland Jones, Smith, and Patrick Jones were granted options to acquire an aggregate of 50,000, 50,000 and 15,000 shares of Common Stock, respectively, at an exercise price of $18.50 per share,
which was the  market value of the Common Stock on the date of grant.   The
options granted  vested on March 31, 1997.

     The Employment Agreements provide that each of the Named Executive Officers will not compete with the Company during the term of his employment and for one year thereafter. The Company may not terminate a Named Executive Officer's employment without cause. If a Named Executive Officer's employment is terminated for any reason, the Named Executive Officer will be entitled to severance compensation equal to two and one-half times his base salary in effect on the date of termination; provided, however, if Mr. Patrick Jones' employment is terminated for cause, then no severance compensation is required to be paid.

     The Employment Agreements set the terms of certain stock options granted to the Named Executive Officers and also permit the Named Executive Officers to borrow funds from the Company for the exercise of options and warrants and, with respect to Messrs. Boland Jones and Smith, the payment of taxes related to such options and warrants. Any such borrowings must be secured by shares acquired upon the exercise of the options and warrants, and the net proceeds from the sale of any such shares must be applied to the outstanding principal and interest owed to the Company. Each of the Named Executive Officers will immediately vest in all such options upon a change in control of the Company.
In addition, Messrs. Boland Jones and Smith will immediately vest in all such options if the Company terminates their employment for any reason.

REPORT ON REPRICING OF OPTIONS

     On July 11, 1996, the 1995 Stock Plan Committee canceled options that had previously been granted to the Named Executive Officers with exercise prices of $27.00 per share (representing the market price of the Common Stock on the date such options were initially granted) and granted an identical number of new options with identical terms and vesting periods to these persons with an exercise price of $18.50 (representing the market price of the Common Stock on the date such options were repriced).

     As set forth in the 1995 Stock Plan, options are intended to provide incentives to the Company's employees, officers and directors. The 1995 Stock Plan Committee believed that, at their original exercise prices, the disparity between the exercise price of these options and recent market prices for the Company's Common Stock did not provide the intended incentives to the Named Executive Officers. The 1995 Stock Plan Committee approved the repricing of these options as a means of ensuring that the Named Executive Officers will continue to have meaningful equity incentives to promote the growth and profitability of the Company.

The foregoing report has been furnished by:

                                   1995 Stock Plan Committee

                                   George W. Baker, Sr.
                                   Eduard J. Mayer

     The following table summarizes all repricings of options or stock appreciation rights ("SARs") held of record by any Named Executive Officer of the Company during the last ten fiscal years.

                                        TEN-YEAR OPTION/SAR REPRICINGS

                                   NUMBER OF                                                         LENGTH OF
                                   SECURITIES         MARKET                                         ORIGINAL
                                   UNDERLYING          PRICE          EXERCISE                      OPTION TERM
                                    OPTIONS         OF STOCK AT       PRICE AT                     REMAINING AT
                                     /SARS            TIME OF          TIME OF          NEW           DATE OF
                                  REPRICED OR      REPRICING OR     REPRICING OR     EXERCISE      REPRICING OR
NAME                 DATE           AMENDED        AMENDMENT($)     AMENDMENT($)     PRICE($)     AMENDMENT(YRS.)
----                 ----           -------        -------------    -------------    ---------    ---------------
Boland T. Jones     7/11/96          50,000           18.50            27.00           18.50           5.72

D. Gregory Smith    7/11/96          50,000           18.50            27.00           18.50           5.72

Patrick G. Jones    7/11/96          15,000           18.50            27.00           18.50           5.72

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1996, the members of the Compensation Committee were George W. Baker, Sr. and Eduard J. Mayer. Neither member of the Compensation Committee has ever been an employee of the Company. Mr. Baker is Boland T. Jones' father-in-law.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee of the Board of Directors and Performance Graph shall not be incorporated by reference into any such filings.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee is responsible for recommending to the Board of Directors the compensation arrangements for the Company's senior management. Under rules established by the Commission, the Company is required to provide to shareholders a report of the committee(s) of the Board responsible for compensation recommendations that sets forth both the committee(s)' compensation policies applicable to the Company's executive officers and the committee(s)' bases for the chief executive officer's compensation for the last fiscal year. With respect to this requirement, the following report addresses the compensation of the executive officers.

     Compensation Policies Applicable to Executive Officers. Generally, in establishing levels of compensation for executive officers, the Compensation Committee considers all factors they deem appropriate, which may include, among others: (i) the Company's recent operating results compared to prior operating results; (ii) achievement of specific business initiatives; (iii) experience and special expertise; and (iv) alignment of the interests of executive officers with those of shareholders through award opportunities that can result in ownership of Common Stock. These factors, however, are only generally considered and all compensation decisions involve subjectivity.

     The Company has Employment Agreements with its Named Executive Officers. See "-- Employment Agreements". These Employment Agreements contain the general terms of each such officer's employment and establish the minimum compensation that such officers are entitled to receive, but do not prohibit, limit or restrict these officers' ability to receive additional compensation from the Company, whether in the form of base salary, bonus, stock options or otherwise.

     At present, the executive compensation program comprises salary, certain bonus opportunities, long-term incentives in the form of stock options and participation in Company-wide benefit programs. The higher that one rises in the corporate hierarchy, the more the mix of compensation shifts towards reliance on stock-based awards. In determining 1996 salary levels, bonuses and stock option awards, the Compensation Committee took into account the Company's improved performance during 1995 and 1996.

     Bases for the Compensation of the Named Executive Officers. The salaries and bonuses paid to Messrs. Boland Jones, Smith and Patrick Jones for the fiscal year ended December 31, 1996, were determined pursuant to the Employment Agreements entered into by the Named Executive Officers. The Employment Agreements provided incentives in the form of performance bonuses based on the level of the Company's gross operating revenues and Adjusted EBIT. The

Employment Agreements for Messrs. Boland Jones and Smith were amended in November 1995 to provide an increase in base salary effective January 1996 and for the downward adjustment in the bonus formula. The bonus formula was adjusted to provided less burden on the Company's net income. In conjunction with this amendment, the Company granted to each of Messrs. Boland Jones and Smith options to purchase 1,440,000 shares of Common Stock at $1.61 per share, the fair market value of the Common Stock on the date of grant as determined by the Board of Directors with the assistance of an independent appraisal firm.
The options vest ratably on November 5, 1996, 1997 and 1998, subject to accelerated vesting in the event of a change in control of the Company or the termination by the Company of the employment of Messrs. Boland Jones or Smith, respectively, for any reason. The Compensation Committee recommended granting the options to further align the interests of Messrs. Boland Jones and Smith with those of the Company's shareholders generally, to provide further incentives to Messrs. Boland Jones and Smith to remain employed with the Company, and to reward Messrs. Boland Jones and Smith for the improvement in the Company's operating results during 1995 and 1996. Beginning in 1996, Patrick Jones was entitled to receive a bonus based on Adjusted EBIT. In conjunction with entering into his Employment Agreement, Patrick Jones was granted options to acquire 240,000 shares of Common Stock at an exercise price of $1.61 per share, which vest ratably on October 31, 1996, 1997 and 1998. Bonuses payable to the Named Executive Officers will be deferred if the net effect of the payment of the bonuses to the Named Executive Officers would cause the Company to recognize a net loss for the year. The amount of any deferred bonus will be paid in the next succeeding year in which the payment of the deferred bonus, after the payment of the bonus for such year, would not cause the Company to recognize a net loss. To date no bonus amounts have been deferred. In July 1996, each of the Named Executive Officers agreed to waive any rights to bonuses otherwise due under the Employment Agreements for 1996. In connection with such waiver, Messrs. Boland Jones, Smith, and Patrick Jones were granted options to acquire an aggregate of 50,000, 50,000 and 15,000 shares of Common Stock, respectively, at an exercise price of $18.50 per share, which was the market
value of the Common Stock on the date of grant.   The options granted  vested on
March 31, 1997.

     Policy on Deductibility of Compensation. To the extent determinable and as one of the factors in its consideration of compensation matters, the Compensation Committee considers the anticipated tax treatment to the Company and to the executive officers of various payments and benefits. Interpretations of and changes in the tax laws and other factors beyond the Compensation Committee's control affect the deductibility of compensation. Section 162(m) of the Internal Review Code of 1986, as amended (the "Code"), generally limits the corporate tax deduction for compensation paid to executive officers to $1,000,000 unless certain requirements are met. The Compensation Committee believes that the Company's 1995 Stock Plan, as amended and presented in this Proxy Statement for shareholder approval of such amendments, complies with
Section 162(m) and, therefore, stock options and SARs granted under the Plan should qualify for the corporate tax deduction.

     The Compensation Committee may design future compensation awards for the executive officers subject to the deduction limit so the corporate tax deduction is maximized without limiting the Compensation Committee's flexibility to attract and retain qualified executives to manage the Company. However, the Compensation Committee will not necessarily limit executive compensation to that deductible under Section 162(m). The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

     The foregoing report has been furnished by:


                                   Compensation Committee

                                   George W. Baker, Sr.
                                   Eduard J. Mayer

PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative return on Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") and a self-determined peer group of six companies in the telecommunications and information services industries, as described below (the "Peer Group"), for the period beginning March 5, 1996 (the date that trading first began on the Nasdaq National Market) and ending December 31, 1996 (the last trading date in the Company's 1996 fiscal year), assuming the reinvestment of any dividends and investments of $100 in each.

                             [GRAPH APPEARS HERE]

                                    Legend

Symbol    Total Returns Index for:     12/31/91  12/31/92  12/31/93  12/30/94  12/29/95  12/31/96
------    ------------------------     --------  --------  --------  --------  --------  --------
------    Premiere Technologies, Inc.                                                        95.2
- - --    S&P 500                          56.7      61.0      67.0      67.9      93.4     115.2
- - --    Self-Determined Peer Group       23.7      38.4      60.3      47.5      85.8     105.2

     Total return calculations for the S&P 500 and the Peer Group were prepared by the Center for Research in Security Prices, The University of Chicago. The Peer Group is composed of the stocks of certain companies in the telecommunications and information services industries and includes the following companies: Electronic Data Systems Corp., E*TRADE Group, Inc., Executive Telecard, Ltd., NOVA Corporation, SmarTalk Teleservices, Inc. and WorldCom, Inc. Total returns were calculated based on cumulative total return, assuming the value of the investment in the Company's Common Stock and in each index on March 5, 1996 was $100 and that all dividends were reinvested. The indexes were reweighted daily using the market capitalization on the previous trading day.

CERTAIN TRANSACTIONS

     In November 1995, the Company loaned Patrick G. Jones $90,000 in connection with Mr. Jones' transition from his previous employer to the Company. This unsecured loan is evidenced by a promissory note bearing interest at 6.11%, the interest on which is payable beginning in November 1997 and continuing each year until November 1999. Principal is to be repaid in five equal annual installments, with accrued interest, commencing in November 2000; however, pursuant to Mr. Jones' Employment Agreement, Mr. Jones may be required to make earlier payments from certain bonus compensation paid to him under such Employment Agreement.

     In November 1995, the Company loaned Boland T. Jones, D. Gregory Smith and Leonard A. DeNittis a total of $2,338,000, to fund the exercise of stock warrants and options. These loans were evidenced by recourse promissory notes bearing interest at 6.55%, which were secured by a pledge of the common stock acquired upon the exercise of the warrants and options. All principal and accrued interest were to be paid in November 2005. Additionally, the Company loaned Messrs. Jones, Smith and DeNittis an additional total amount of $168,220, to assist them in paying the federal and state income taxes associated with the exercise of the warrants and options. All of these amounts were repaid in full in March 1996.


PROPOSAL TO APPROVE AMENDMENTS TO 1995 STOCK PLAN

INTRODUCTION

     The Board of Directors has adopted, subject to shareholder approval, certain amendments to the Company's 1995 Stock Plan (the "Plan"). The Plan was amended and restated by the Board in order to: (i) permit the grant of options and other performance-based compensatory awards that will be deductible to the Company for federal income tax purposes without regard to the limitations of
Section 162(m) of the Code; (ii) make certain other amendments in conformity with recent revisions to the rules and regulations of the Commission under
Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (iii) increase the number of shares of Common Stock reserved for issuance from 1,500,000 to 4,000,000 shares of Common Stock.

     The Board of Directors believes that the amendments to the Plan are needed to provide the Company with greater flexibility to attract and retain highly qualified employees, directors, key consultants and advisors in the future. As of December 31, 1996, there were approximately 240,500 shares of Common Stock available for issuance under options, SARs and restricted stock grants (collectively, the "Awards") pursuant to the Company's then existing Plan. The Board believes that the Company will need additional shares of Common Stock available for issuance for future use.

     THE FOLLOWING IS A SUMMARY OF THE PRINCIPAL FEATURES OF THE PLAN, BUT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE PLAN SET FORTH AS EXHIBIT A TO THIS PROXY STATEMENT. SHAREHOLDERS ARE URGED TO READ THE ACTUAL
---------
TEXT OF THE PLAN.

PURPOSE

     The purpose of the Plan is to advance the interests of the Company, its subsidiaries and shareholders by affording certain employees and directors of and key consultants and advisors to the Company and its subsidiaries, an opportunity to acquire or increase their proprietary interests in the Company. The objective of the Awards is to promote the growth and profitability of the Company by providing Award recipients an additional incentive to achieve the Company's objectives through participation in its success and growth and by encouraging their continued association with or service to the Company.

SHARES SUBJECT TO THE PLAN

     A total of 1,500,000 shares of the Company's Common Stock have been reserved for issuance upon the exercise of options or SARs or upon the grant of restricted stock awards under the Plan. The amendments increase the number of shares of Common Stock reserved for issuance under the Plan from 1,500,000 to 4,000,000 shares of Common Stock. If the number of outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, reorganization, recapitalization, stock split or stock dividend or other change in corporate structure, the number and type of shares shall be adjusted appropriately by the 1995 Stock Plan Committee. If any option terminates for any reason without having been exercised in full, or any Award is forfeited, the shares of Common Stock not issued will then become available for additional grants under the Plan.

     In addition, the amendments provide for a limitation on the number or amount of Awards which may be issued to any one participant in a given calendar year in order to comply with Section 162(m) of the Code. The amendment establishes 500,000 shares of Common Stock with respect to options and SARs and $2,000,000 in fair market value with respect to restricted stock grants as the maximum annual limits.

ADMINISTRATION

     The Plan is administered by the 1995 Stock Plan Committee, which consists of at least two directors appointed from time to time by the Board who are (i) "non-employee directors," as that term is defined in Rule 16b-3 promulgated under Section 16 of the Exchange Act, and (ii) "outside directors," as that term is defined in Section 162(m) of the Code and the regulations promulgated thereunder. During any time that the Board is acting as administrator of the Plan, it shall have all the powers of the 1995 Stock Plan Committee under the Plan.

     The 1995 Stock Plan Committee has complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the details and provisions of each award agreement and to make all other determinations necessary or advisable for the administration of the Plan. Discussions and determinations of the 1995 Stock Plan Committee shall be binding on all persons.

     The 1995 Stock Plan Committee may, but is not required to, grant Awards the benefit of which is determined solely on the basis of: (i) the achievement by the Company or a subsidiary of a specified target return on equity or return on assets; (ii) the Company's or a subsidiary's stock price; (iii) the achievement by a business unit of the Company or a subsidiary of a specified target net income or earnings per share, including, without limitation, earnings before interest, taxes, depreciation and amortization; or (iv) any combination of the goals set forth in (i) through (iii) above. The 1995 Stock Plan Committee shall have the right for any reason to reduce (but not increase) any Award, notwithstanding the achievement of a specified goal. If an Award is made on such basis, the 1995 Stock Plan Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Section 162(m) of the Code). Any payment of an Award granted with performance goals shall be conditioned on the written certification of the 1995 Stock Plan Committee in each case that the performance goals and any other material conditions were satisfied.

AMENDMENT OF THE PLAN

     The Board may at any time and from time to time terminate, amend or modify the Plan without shareholder approval; provided, however, that the Board may condition any amendment on shareholder approval if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No termination, amendment or modification of the Plan shall adversely affect any previously granted Awards under the Plan without the consent of the participant.

ELIGIBILITY

     The 1995 Stock Plan Committee may make Awards to those persons whose participation in the Plan the 1995 Stock Plan Committee determines to be in the best interests of the Company. The class of persons eligible to receive Awards includes, but is not limited to, all employees and directors of and key consultants and advisors to the Company and its subsidiaries. In selecting the recipients of Awards, as well as in determining the number of shares subject to or granted in each Award, the 1995 Stock Plan Committee takes into consideration such factors as it deems relevant to accomplish the purpose of the Plan.

TERMS OF AWARDS

     The terms of each Award granted under the Plan are determined by the 1995 Stock Plan Committee. Incentive stock options ("ISOs") and nonqualified stock options ("NSOs") may be granted under the Plan, provided that only employees of the Company or its subsidiaries shall be eligible to receive ISOs. The exercise price for each option will be established by the 1995 Stock Plan Committee, provided that the exercise price of an ISO shall not be less than the fair market value of the Common Stock on the grant date. Vested options may be exercised at any time during the term of the option, provided that no option which is an ISO may be exercised after ten years from the grant date, and provided further that no option which is an ISO and which is granted to any person owning more than 10% of the total combined voting power of all Common Stock of the Company outstanding on the grant date may be exercised after five years from the grant date.

OTHER TYPES OF AWARDS

     The Plan also permits the grant of SARs and restricted stock awards. An SAR entitles the recipient to receive the difference between the fair market value of the Common Stock on the date of exercise and the SAR price, in cash or in shares of Common Stock, or a combination of both, as determined in the discretion of the 1995 Stock Plan Committee. The SAR price will be established by the 1995 Stock Plan Committee, provided that the SAR price must be at lest 100% of the fair market value of the Common Stock on the grant date when issued in tandem with ISOs. Restricted stock awards entitle the recipient to receive shares of Common Stock, subject to forfeiture restrictions that lapse over time or upon the occurrence of events specified by the 1995 Stock Plan Committee. No SARs or restricted stock awards have been granted.

FEDERAL INCOME TAX CONSEQUENCES

     THE FOLLOWING DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN IS INTENDED TO BE A SUMMARY OF APPLICABLE FEDERAL INCOME TAX LAW. STATE AND LOCAL TAX CONSEQUENCES MAY DIFFER. BECAUSE THE FEDERAL INCOME TAX RULES GOVERNING OPTIONS, SARS AND RESTRICTED STOCK AND RELATED PAYMENTS ARE COMPLEX AND SUBJECT TO FREQUENT CHANGE, PARTICIPANTS ARE ADVISED TO CONSULT THEIR TAX ADVISORS PRIOR TO THE EXERCISE OF OPTIONS OR SARS, OR DISPOSITIONS OF RESTRICTED STOCK OR STOCK ACQUIRED PURSUANT TO AN OPTION EXERCISE.

     ISOs and NSOs are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of Section 422 and related Sections of the Code. NSOs need not comply with such requirements.

     A participant is not taxed on the grant of an NSO. Upon exercise, however, the participant recognizes ordinary income equal to the difference between the exercise price and the fair market value of the shares on the date of the exercise. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the participant as ordinary income. Any gain on subsequent disposition of the shares is long-term capital gain if the shares are held for at least one year following exercise. The Company does not receive an income tax deduction for this gain.

     A participant is not taxed on the grant or exercise of an ISO. The difference between the fair market value of the shares on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If a participant holds the shares acquired upon exercise of an ISO for at least two years following grant and at least one year following exercise, the participant's gain, if any, on a subsequent disposition of such shares will be treated as long-term capital gain for federal income tax purposes. The measure of the gain is the difference between the proceeds received on disposition and the participant's basis in the shares (which generally equals the exercise price). If the participant disposes of stock acquired pursuant to the exercise of an ISO before satisfying the one- and two-year holding periods described above, the participant will recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be the lesser of: (i) the amount realized on disposition less the participant's adjusted basis in the stock (usually the exercise price); or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. The balance of the consideration received on such disposition will be long-term capital gain if the stock had been held for at least one year following exercise of the ISO. The Company is not entitled to an income tax deduction on the grant or the exercise of an ISO or on the participant's disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to an income tax deduction in the year the participant disposes of the shares, in an amount equal to the ordinary income recognized by the participant.

Recipients of SARs do not recognize income upon the grant of such rights. When a participant receives or is deemed under applicable tax rules to have received payment of an SAR, the participant recognizes ordinary income in the amount equal to the cash and/or fair market value of shares of Common Stock to which the SAR relates, and the Company is entitled to an income tax deduction equal to such amount.

     Unless a recipient of a restricted stock award makes an election to accelerate recognition of income to the grant date, the participant will not recognize income upon the grant of the restricted stock award. When the restrictions are deemed to have lapsed under applicable tax rules, the participant recognizes ordinary income in an amount equal to the fair market value of shares of Common Stock to which the restricted stock award relates, and the Company is entitled to an income tax deduction equal to such amount.

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

     The following table sets forth the options granted under the 1995 Stock Plan as of March 31, 1997. The 1995 Stock Plan Committee has not yet made any determination as to which eligible participants will be awarded options under the Plan in the future. Consequently, it is not presently possible to determine the benefits or amounts that will be received in the future by the persons or groups shown in the table below pursuant to the Plan.

                            1995 STOCK PLAN
                            ---------------

                                                    DOLLAR VALUE       NUMBER
NAME AND POSITION                                      ($)(1)        OF OPTIONS
-----------------                                   ------------     ----------
Boland T. Jones
 President.........................................       43,750         50,000

D. Gregory Smith
 Executive Vice President and Assistant Secretary..       43,750         50,000


Patrick G. Jones
 Senior Vice President of Finance and
  Legal, and Secretary.............................       13,125         15,000

All current executive officers as a                      100,625        115,000
 group.............................................

All current directors that are not
 executive officers as a group.....................      131,250         80,000

All employees, including all current
 officers that are not executive officers,             1,524,175      1,187,749
  as a group.......................................

_________________________
(1) These values have been calculated by subtracting the option exercise price from the market price of the Common Stock on March 31, 1997 and multiplying that figure by the number of options.

APPROVAL BY SHAREHOLDERS

     Affirmative votes of the holders of a majority of the Company's Common Stock present (in person or by proxy) at the Annual Meeting will be required to approve the amendments to the Plan. Abstentions and broker and non-votes will be counted for purposes of determining the presence or absence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL TO THE AMENDMENTS TO THE 1995 STOCK PLAN.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who beneficially own more than 10% of the Company's Common Stock, to file with the Commission reports of security ownership and changes in such ownership with the Commission. Directors, executive officers and greater than 10% beneficial holders are required by rules and regulations promulgated by the Commission to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to the directors, executive officers and greater than 10% beneficial owners were complied with by such persons, except that George W. Baker, Sr. filed one Form 4 late covering one transaction.

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Arthur Andersen LLP as auditors for the Company for the current fiscal year ending December 31, 1997. Arthur Andersen LLP served as independent auditors for the Company for the fiscal year ended December 31, 1996, and representatives of that firm of independent accountants are expected to be present at the Annual Meeting. Arthur Andersen LLP will have an opportunity to make a statement if they desire to do so and respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the 1998 annual meeting of shareholders must be received by the Company on or before December 2, 1997 to be eligible for inclusion in the Company's Proxy Statement and proxy related to that meeting.

     The Company's Bylaws provide that shareholders seeking to bring business before a meeting of shareholders or to nominate candidates for election of directors at a meeting of shareholders must provide notice thereof not later than 60 nor more than 90 days prior to the meeting, and, in such notice, provide to the Company certain information relating to the proposal or nominee.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent in accordance with their judgment.

By Order of the Board of Directors,

/s/ Patrick G. Jones

Patrick G. Jones
Secretary
Atlanta, Georgia
May 9, 1997

                                   EXHIBIT A
                                   ---------
                          PREMIERE TECHNOLOGIES, INC.

                  SECOND AMENDED AND RESTATED 1995 STOCK PLAN

                          PREMIERE TECHNOLOGIES, INC.
                  SECOND AMENDED AND RESTATED 1995 STOCK PLAN

                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----

ARTICLE I      DEFINITIONS................................................ 1

ARTICLE II     THE PLAN................................................... 4

     2.1       Name....................................................... 4
     2.2       Purpose.................................................... 4
     2.3       Effective Date............................................. 4

ARTICLE III    PARTICIPANTS............................................... 4

ARTICLE IV     ADMINISTRATION............................................. 4

     4.1       Duties and Powers of the Committee......................... 4
     4.2       Interpretation; Rules...................................... 5
     4.3       No Liability............................................... 5
     4.4       Majority Rule.............................................. 5
     4.5       Company Assistance......................................... 5

ARTICLE V      SHARES OF STOCK SUBJECT TO PLAN............................ 5

     5.1       Limitations................................................ 5
     5.2       Antidilution............................................... 6

ARTICLE VI     OPTIONS.................................................... 7

     6.1       Types of Options Granted................................... 7
     6.2       Option Grant and Agreement................................. 7
     6.3       Optionee Limitations....................................... 8
     6.4       $100,000 Limitation........................................ 8
     6.5       Exercise Price............................................. 8
     6.6       Exercise Period............................................ 8
     6.7       Option Exercise............................................ 9
     6.8       Reload Options.............................................10
     6.9       Nontransferability.........................................10
     6.10      Termination of Employment or Service.......................10
     6.11      Employment Rights..........................................10
     6.12      Certain Successor Options..................................10
     6.13      Effect of Change in Control................................11

ARTICLE VII    RESTRICTED STOCK...........................................11

     7.1       Awards of Restricted Stock.................................11
     7.2       Nontransferability.........................................11
     7.3       Lapse of Restrictions......................................11
     7.4       Termination of Employment..................................11
     7.5       Treatment of Dividends.....................................12
     7.6       Delivery of Shares.........................................12

ARTICLE VIII   STOCK APPRECIATION RIGHTS..................................12

     8.1       SAR Awards.................................................12
     8.2       Determination of Price.....................................12
     8.3       Exercise of an SAR.........................................12
     8.4       Payment for an SAR.........................................12
     8.5       Status of SAR Shares.......................................12
     8.6       Termination of SARs........................................13
     8.7       No Shareholder Rights......................................13

ARTICLE IX     STOCK CERTIFICATES.........................................13

ARTICLE X      TERMINATION AND AMENDMENT..................................14

     10.1      Termination and Amendment..................................14
     10.2      Effect on Grantee's Rights.................................14

ARTICLE XI     RELATIONSHIP TO OTHER COMPENSATION PLANS...................14

ARTICLE XII    MISCELLANEOUS..............................................14

     12.1      Performance Goals..........................................14
     12.2      Replacement or Amended Grants..............................15
     12.3      Forfeiture for Competition.................................15
     12.4      Plan Binding on Successors.................................15
     12.5      Singular, Plural, Gender...................................15
     12.6      Headings Not Part of Plan..................................15
     12.7      Interpretation.............................................15

                          PREMIERE TECHNOLOGIES, INC.
                  SECOND AMENDED AND RESTATED 1995 STOCK PLAN

                                   ARTICLE I
                                  DEFINITIONS

     As used herein, the following terms have the following meanings unless the context clearly indicates to the contrary:

"Award" shall mean a grant of Restricted Stock or an SAR under this Plan.
-------
"Board" shall mean the Board of Directors of the Company.
-------

"Cause" shall mean theft or destruction of property of the Company or any
-------
Subsidiary, disregard of the rules or policies of the Company or any Subsidiary, or conduct evincing willful or wanton disregard of the interests of the Company or any Subsidiary. Such determination shall be made by the Committee based on information presented by the Company and the Employee (if the Employee chooses to present information), and shall be final and binding on the Company and the Employee.

"Change in Control" shall mean the occurrence of either of the following events:
------------------

(a) A change in the composition of the Board as a result of which fewer than one-half of the incumbent Directors are Directors who either:

(i) were Directors of the Company twenty-four (24) months prior to such change, or

(ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors who had been Directors of the Company twenty-four (24) months prior to such change and who were still in office at the time of the election or nomination; or

(b) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than any person who is a shareholder of the Company on or before the effective date of this Plan, by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

"Code" shall mean the Internal Revenue Code of 1986, including effective date
------
and transition rules (whether or not codified). Any reference herein to a specific section of the Code shall be deemed to include a reference to any corresponding provision of future law.

"Committee" shall mean a committee of at least two Directors appointed from time
-----------
to time by the Board, having the duties and authority set forth herein in addition to any other authority granted by the Board; provided, however, that
(i) with respect to any Options or Awards granted to an individual who is also a Section 16 Insider, the Committee shall consist of at least two members of the Board (who need not be members of the Committee with respect to Options or Awards granted to any other individuals) who are Non-Employee Directors, and (ii) with respect to any Options or Awards granted to an individual who is also a Covered Employee, the Committee shall consist of at least two members of the Board (who need not be members of the Committee with respect to Options or Awards granted to any other individuals) who are Outside Directors, and all authority and discretion shall be exercised by such Non-Employee Directors or Outside Directors, as the case may be. References herein to the "Committee" shall mean such Employee Directors or Outside Directors insofar as any actions or determinations of the Committee shall relate to or affect Options or Awards made to or held by any Section 16 Insider or Covered Employee, as the case may be. At any time that the Board shall not have appointed a committee as described above, any reference herein to the Committee shall mean a reference to the Board.

"Company" shall mean Premiere Technologies, Inc., a Georgia corporation.
---------

"Covered Employee"  shall have the meaning assigned such term in Code Section
------------------
162(m)(3) and the regulations promulgated thereunder.

"Director" shall mean a member of the Board and any person who is an advisory or
----------
honorary director of the Company if such person is considered a director for the purposes of Section 16 of the Exchange Act, as determined by reference to such
Section 16 and to the rules, regulations, judicial decisions and interpretative or "no-action" positions with respect thereto of the Securities and Exchange Commission, as the same may be in effect or set forth from time to time.

"Exchange Act" shall mean the Securities Exchange Act of 1934.  Any reference
--------------
herein to a specific section of the Exchange Act shall be deemed to include a reference to any corresponding provision of future law.

"Exercise Price" shall mean the price at which an Optionee may purchase a share
----------------
of Stock under a Stock Option Agreement.

"Fair Market Value" on any date shall mean (i) the closing sales price of the
-------------------
Stock, regular way, on such date on the national securities exchange having the greatest volume of trading in the Stock during the thirty (30) day period preceding such date or, if such exchange was not open for trading on such date, the next preceding date on which it was open; (ii) if the Stock is not traded on any national securities exchange, the average of the closing high bid and low asked prices of the Stock on the over-the-counter market on the date such value is to be determined, or in the absence of closing bids on such date, the closing bids on the next preceding date on which there were bids; or (iii) if the Stock also is not traded on the over-the-counter market, the fair market value as determined in good faith by the Committee based on such relevant facts as may be available, which may include opinions of independent experts, the price at which recent sales of Stock have been made, the book value of the Stock, and the Company's past, current and future earnings.

"Grantee" shall mean a person who is an Optionee or a person who has received an
---------
Award of Restricted Stock or an SAR.

"Incentive Stock Option" shall mean an Option that complies with and is subject
------------------------
to the terms, limitations and conditions of Code Section 422 and the regulations promulgated thereunder.

"Non-Employee Director" shall have the meaning assigned such term in Rule 16b-3
-----------------------
promulgated under Section 16 of the Exchange Act.

"Officer" shall mean a person who constitutes an officer of the Company for the
---------
purposes of Section 16 of the Exchange Act, as determined by reference to such
Section 16 and to the rules, regulations, judicial decisions, and interpretative or "no-action" positions with respect thereto of the Securities and Exchange Commission, as the same may be in effect or set forth from time to time.

"Option" shall mean an option, including an Incentive Stock Option, to purchase
--------
Stock granted pursuant to the provisions of Article VI hereof.

"Optionee" shall mean a person to whom an Option has been granted hereunder.
----------

"Outside Director" shall have the meaning assigned such term in Code Section 162
------------------
and the regulations promulgated thereunder.

"Permanent and Total Disability" shall have the meaning set forth in Code
--------------------------------
Section 22(e)(3) and the regulations promulgated thereunder.

"Plan" shall mean the Premiere Technologies, Inc. Second Amended and Restated
------
1995 Stock Plan, the terms of which are set forth herein.

"Purchasable" shall refer to Stock that may be purchased by an Optionee under
-------------
the terms of this Plan on or after a certain date specified in the applicable Stock Option Agreement.

"Qualified Domestic Relations Order" shall have the meaning set forth in Code
------------------------------------
Section 414(p)(1)(A) and the regulations promulgated thereunder.

"Reload Option" shall have the meaning set forth in Section 6.8 hereof.
---------------

"Restricted Stock" shall mean Stock issued to a Grantee pursuant to Article VII
------------------
hereof.

"Restriction Agreement" shall mean a written agreement setting forth the terms
-----------------------
of an Award of Restricted Stock, as provided in Section 7.1 hereof.

"SAR" means a stock appreciation right, which is the right to receive an amount
-----
equal to the appreciation, if any, in the Fair Market Value of a share of Stock from the date of the grant of the right to the date of its payment, as provided in Article VIII hereof.

"SAR Agreement" shall mean a written agreement setting forth the terms of an
---------------
Award of an SAR, as provided in Section 8.1 hereof.

"SAR Price" shall mean the base value established by the Committee for an SAR on
-----------
the date the SAR is granted and which is used in determining the amount of benefit, if any, paid to a Grantee.

"Section 16 Insider" shall mean any person who is subject to the provisions of
--------------------
Section 16 of the Exchange Act, as provided in Rule 16a-2 promulgated pursuant to the Exchange Act.

"Stock" shall mean the Common Stock, par value $.0l per share, of the Company
-------
or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other entity, such other stock or securities.

"Stock Option Agreement" shall mean a written agreement between the Company and
------------------------
an Optionee under which the Optionee may purchase Stock hereunder, as provided in Article VI hereof.

"Subsidiary" shall mean any corporation, limited liability company, partnership
------------
or other entity in which the Company directly or indirectly controls fifty percent (50%) or more of the total combined voting power of such entity.

                                  ARTICLE II
                                   THE PLAN

     2.1  Name.  This Plan shall be known as the "Premiere Technologies, Inc.
          ----
Second Amended and Restated 1995 Stock Plan."

     2.2  Purpose.  The purpose of the Plan is to advance the interests of the
          -------
Company, its Subsidiaries and its shareholders by affording certain employees of the Company and its Subsidiaries, as well as key consultants and advisors to the Company or any Subsidiary, an opportunity to acquire or increase their proprietary interests in the Company. The objective of the Options and Awards is to promote the growth and profitability of the Company and its Subsidiaries by providing the Grantees with an additional incentive to achieve the Company's objectives through participation in its success and growth and by encouraging their continued association with or service to the Company and its Subsidiaries.

     2.3  Effective Date.  The effective date of this Plan is December 6, 1995,
          --------------
as first amended and restated effective as of September 12, 1996, subject to shareholder approval of the first amendments hereto no later than September 11, 1997, and secondly amended and restated as of March 18, 1997, subject to shareholder approval of the second amendments hereto no later than March 17, 1997.

                                  ARTICLE III
                                 PARTICIPANTS

     The class of persons eligible to participate in this Plan shall consist of all persons whose participation in the Plan the Committee determines to be in the best interests of the Company which shall include, but not be limited to, all employees of the Company or any Subsidiary, as well as directors, key consultants and advisors to the Company or any Subsidiary.

                                  ARTICLE IV
                                ADMINISTRATION

     4.1  Duties and Powers of the Committee.  This Plan shall be administered
          ----------------------------------
by the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it may deem necessary. The Committee shall have the power to act by unanimous written consent in lieu of a meeting, and to meet telephonically. In administering this Plan, the Committee's actions and determinations shall be binding on all interested parties. The Committee shall have the power to grant Options or Awards in accordance with the provisions of this Plan and may grant Options and Awards singly, in combination, or in tandem. Subject to the provisions of this Plan, the Committee shall have the discretion and authority to determine those persons to whom Options or Awards will be granted and whether such Options will be accompanied by the right to receive Reload Options, the number of shares of Stock subject to each Option or Award, such other matters as are specified herein, and any other terms and conditions of a Stock Option Agreement, Restriction Agreement and an SAR Agreement. The Committee shall also have the discretion and authority to delegate to any Officer its powers to grant Options or Awards under this Plan to any person who is an employee of the Company or any Subsidiary but not an Officer or Director. To the extent not inconsistent with the provisions of this Plan, the Committee may give a Grantee an election to surrender an Option or Award in exchange for the grant of a new Option or Award, and shall have the authority to amend or modify an outstanding Stock Option Agreement, Restriction Agreement or SAR Agreement, or to waive any provision thereof, provided that the Grantee consents to such action.

     4.2  Interpretation; Rules.  Subject to the express provisions of this
          ---------------------
Plan, the Committee shall have complete authority to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, Restriction Agreement and SAR Agreement, and to make all other determinations necessary or advisable for the administration of this Plan, including, without limitation, the amending or altering of this Plan and any Options or Awards granted hereunder as may be required to comply with or to conform to any federal, state or local laws or regulations.

     4.3  No Liability.  Neither any Director nor any member of the Committee
          ------------
shall be liable to any person or entity for any act or determination made in good faith with respect to this Plan or any Option or Award granted hereunder.

     4.4  Majority Rule.  A majority of the members of the Committee shall
          -------------
constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present, or any action taken without a meeting evidenced by a writing executed by all the members of the Committee, shall constitute the action of the Committee.

     4.5  Company Assistance.  The Company shall supply full and timely
          ------------------
information to the Committee on all matters relating to eligible persons, their employment, death, retirement, disability or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                   ARTICLE V
                        SHARES OF STOCK SUBJECT TO PLAN

     5.1  Limitations.  Subject to any antidilution adjustment pursuant to the
          -----------
provisions of Section 5.2, the maximum number of shares of Stock that may be issued hereunder shall be 4,000,000; provided, that the stock dividend declared shortly prior to the Company's initial public offering did not and shall not affect the maximum number of shares of Stock that may be issued hereunder. Any or all shares of Stock subject to the Plan may be issued in any combination of Incentive Stock Options, non-Incentive Stock Options, Restricted Stock and SARs, and the amount of Stock subject to the Plan may be increased from time to time in accordance with Article X hereof. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Covered Employee shall be 500,000. The maximum fair market value of any Restricted Stock Awards that may be received by a Covered Employee (less any consideration paid by the participant for such Award) during any one calendar year under the Plan shall be $2,000,000.

     Shares subject to an Option or issued as an Award may be either authorized and unissued shares or shares issued and later acquired by the Company. The shares covered by any unexercised portion of an Option that has terminated for any reason (except as set forth in the following paragraph), or any forfeited portion of an Award, may again be optioned or Awarded under this Plan, and such shares shall not be considered as having been optioned or issued in computing the number of shares of Stock remaining available for Options or Awards hereunder.

     If Options are issued in respect of options to acquire stock of any entity acquired, by merger or otherwise, by the Company or any Subsidiary, to the extent that such issuance shall not be inconsistent with the terms, limitations and conditions of Code Section 422 or Rule 16b-3 under the Exchange Act, the aggregate number of shares of Stock for which Options may be granted hereunder shall automatically be increased by the number of shares subject to the Options so issued; provided, however, that the aggregate number of shares of Stock for which Options may be granted hereunder shall automatically be decreased by the number of shares covered by any unexercised portion of an Option so issued that has terminated for any reason, and the shares subject to any such unexercised portion may not be optioned to any other person.

     5.2  Antidilution.
          ------------

          (a) If (i) the Outstanding shares of Stock are increased, decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company, by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination or exchange of shares, or stock split or stock dividend (excluding the Stock dividend referred to in Section 5.1), (ii) any spin-off, split-off or other distribution of assets materially affects the price of the Company's stock, or (iii) there is any assumption and conversion to this Plan by the Company of an acquired company's outstanding option grants, then:

     (A) the aggregate number and kind of shares of Stock for which Options or Awards may be granted hereunder shall be adjusted appropriately by the Committee, and

     (B) the rights of Optionees (concerning the number of shares subject to Options and the Exercise Price) under outstanding Options and the rights of the holders of Awards (concerning the terms and conditions of the lapse of any then remaining restrictions), shall be adjusted appropriately by the Committee.

          (b) If the Company is a party to any reorganization in which it does not survive, involving merger, consolidation, or acquisition of the stock or substantially all the assets of the Company, the Committee, in its discretion, may:

     (i) notwithstanding other provisions hereof, declare that all Options granted under this Plan shall become exercisable immediately notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability, that all such Options shall terminate thirty (30) days after the Committee gives written notice of the immediate right to exercise all such Options and of the decision to terminate all Options not exercised within such 30-day period, and that all then-remaining restrictions pertaining to Awards under this Plan shall immediately lapse; and/or

     (ii) notify all Grantees that all Options and Awards granted under this Plan shall be assumed by the successor corporation or substituted on an equitable basis with options or restricted stock issued by such successor corporation.

          (c) If the Company is to be liquidated or dissolved in connection with a reorganization described in Section 5.2(b), the provisions of that Section shall apply. In all other instances, the adoption of a plan of dissolution or liquidation of the Company shall, notwithstanding other provisions hereof, cause all then-remaining restrictions pertaining to Options and Awards under the Plan to lapse, and shall cause every Option outstanding under the Plan to terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the shareholders; provided that, notwithstanding any other provisions hereof, the Committee may declare all Options granted under the Plan to be exercisable at any time on or before the fifth (5th) business day following such adoption, notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability.

          (d) The adjustments described in paragraphs (a) through (c) of this
Section 5.2, and the manner of their application, shall be determined solely by the Committee, and any such adjustment may provide for the elimination-of fractional share interests; provided, however, that any adjustment made by the Committee shall be made in a manner that will not cause an Incentive Stock Option to be other than an Incentive Stock Option under applicable statutory and regulatory provisions. The adjustments required under this Article V shall apply to any successors of the Company and shall be made regardless of the number or type of successive events requiring such adjustments.

                                  ARTICLE VI
                                    OPTIONS

     6.1  Types of Options Granted.  The Committee may, under this Plan, grant
          ------------------------
either Incentive Stock Options or Options which do not qualify as Incentive Stock Options. Within the limitations provided in this Plan, both types of Options may be granted to the same person at the same time, or at different times, under different terms and conditions, as long as the terms and conditions of each Option are consistent with the provisions of this Plan. Without limitation of the foregoing, Options may be granted subject to conditions based on the satisfaction of performance goals or any other factor the Committee deems relevant.

     6.2  Option Grant and Agreement.  Each Option granted hereunder shall be
          --------------------------
evidenced by minutes of a meeting or the written consent of the Committee and by a written Stock Option Agreement executed by the Company and the Optionee. The terms of the Option, including the Option's duration, time or times of exercise, exercise price, whether the Option is intended to be an Incentive Stock Option, and whether the Option is to be accompanied by the right to receive a

Reload Option, shall be stated in the Stock Option Agreement. No Incentive Stock Option may be granted more than ten (10) years after the effective date of this Plan. Separate Stock Option Agreements may be used for Options intended to be Incentive Stock Options and those not so intended, but any failure to use such separate agreements shall not invalidate, or otherwise adversely affect the Optionee's interest in, the Options evidenced thereby.

     6.3  Optionee Limitations.  The Committee shall not grant an Incentive
          --------------------
Stock Option to any person who, at the time the Incentive Stock Option is granted:

     (a)  is not an employee of the Company or any of its Subsidiaries; or

     (b) owns or is considered to own stock possessing at least ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries; provided, however, that this limitation shall not apply if at the time an Incentive Stock Option is granted the Exercise Price is at least one hundred ten percent (110%) of the Fair Market Value of the Stock subject to such Option and such Option by its terms is not exercisable after five (5) years from the date on which the Option is granted. For the purpose of this subsection (b), a person shall be considered to own: (i) the stock owned, directly or indirectly, by or for his or her brothers and sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; (ii) the stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust in proportion to such person's stock interest, partnership interest or beneficial interest therein; and (iii) the stock which such person may purchase under any outstanding options of the Company or any Subsidiary.

     6.4  $100,000 Limitation.  Except as provided below, the Committee shall
          -------------------
not grant an Incentive Stock Option to, or modify the exercise provisions of any outstanding Incentive Stock Option held by, any person who, at the time the Incentive Stock Option is granted (or modified), would thereby receive or hold any Incentive Stock Options of the Company and any Subsidiary, such that the aggregate Fair Market Value (determined as of the respective dates of grant or modification of each Option) of the Stock with respect to which such Incentive Stock Options are exercisable for the first time during any calendar year is in excess of $100,000 (or such other limit as may be prescribed by the Code from time to time); provided, that the foregoing restriction on modification of outstanding Incentive Stock Options shall not preclude the Committee from modifying an outstanding Incentive Stock Option if, as a result of such modification and with the consent of the Optionee, such Option no longer constitutes an Incentive Stock Option; and provided further that, if the $100,000 limitation (or such other limitation prescribed by the Code) described in this Section 6.4 is exceeded, the Incentive Stock Option, the granting or modification of which resulted in the exceeding of such limit, shall be treated as an Incentive Stock Option up to the limitation and the excess shall be treated as an Option not qualifying as an Incentive Stock Option.

     6.5  Exercise Price.  The Exercise Price of the Stock subject to each
          --------------
Option shall be determined by the Committee.  Subject to the provisions of
Section 6.3(b) hereof, the Exercise Price of an Incentive Stock Option shall not be less than the Fair Market Value of the Stock as of the date the Option is granted (or in the case of an Incentive Stock Option that is subsequently modified, on the date of such modification).

     6.6  Exercise Period.  The period for the exercise of each Option granted
          ---------------
hereunder shall be determined by the Committee, but the Stock Option Agreement with respect to each Option intended to be an Incentive Stock Option shall provide that such Option shall not be exercisable after the expiration of ten (10) years from the date of grant (or modification) of the Option.

     6.7  Option Exercise.
          ---------------

          (a) Unless otherwise provided in the Stock Option Agreement or Section
6.6 hereof, an Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares which have become Purchasable under the provisions of the Option, but not at any time as to less than one hundred (100) shares unless the remaining shares that have become so Purchasable are less than one hundred (100) shares. The Committee shall have the authority to prescribe in any Stock Option Agreement that the Option may be exercised only in accordance with a vesting schedule during the term of the Option.

          (b) An Option shall be exercised by (i) delivery to the Company at its principal office a written notice of exercise with respect to a specified number of shares of Stock and (ii) payment to the Company at that office of the full amount of the Exercise Price for such number of shares in accordance with
Section 6.7(c). If requested by an Optionee, an Option may be exercised with the involvement of a stockbroker in accordance with the federal margin rules set forth in Regulation T (in which case the certificates representing the underlying shares will be delivered by the Company directly to the stockbroker).

          (c) The Exercise Price is to be paid in full in cash upon the exercise of the Option and the Company shall not be required to deliver certificates for the shares purchased until such payment has been made; provided, however, the Committee may provide in a Stock Option Agreement (or may otherwise determine in Its sole discretion at the time of exercise) that in lieu of cash, all or any portion of the Exercise Price may be paid by tendering to the Company shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in each case to be credited against the Exercise Price at the Fair Market Value of such shares on the date of exercise (however, no fractional shares may be so transferred, and the Company shall not be obligated to make any cash payments in consideration of any excess of the aggregate Fair Market Value of shares transferred over the aggregate Exercise Price); provided further, the Committee may provide in a Stock Option Agreement (or may otherwise determine in its sole discretion at the time of exercise) that, in lieu of cash or shares, all or a portion of the Exercise Price may be paid by the Optionee's execution of a recourse note equal to the Exercise Price or relevant portion thereof, subject to compliance with applicable state and federal laws, rules and regulations.

          (d) In addition to and at the time of payment of the Exercise Price, the Company may withhold, or require the Optionee to pay to the Company in cash, the amount of any federal, state and local income, employment or other withholding taxes which the Committee determines are required to be withheld under federal, state or local law in connection with the exercise of an Option; provided, however, the Committee may provide in a Stock Option Agreement (or may otherwise determine in its sole discretion at the time of exercise) that all or any portion of such tax obligations may, upon the election of the Optionee, be paid by tendering to the Company whole shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in either case in that number of shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid.

          (e) The holder of an Option shall not have any of the rights of a shareholder with respect to the shares of Stock subject to the Option until such shares have been issued and transferred to the Optionee upon the exercise of the Option.

     6.8  Reload Options.
          --------------

          (a) The Committee may specify in a Stock Option Agreement (or may otherwise determine in its sole discretion) that a Reload Option shall be granted, without further action of the Committee, (i) to an Optionee who exercises an Option (including a Reload Option) by surrendering shares of Stock in payment of amounts specified in Sections 6.7(c) or 6.7(d) hereof, (ii) for the same number of shares as are surrendered to pay such amounts, (iii) as of the date of such payment and at an Exercise Price equal to the Fair Market Value of the Stock on such date, and (iv) otherwise on the same terms and conditions as the Option whose exercise has occasioned such payment, except as provided below and subject to such other contingencies, conditions, or other terms as the Committee shall specify at the time such exercised Option is granted.

          (b) Unless provided otherwise in the Stock Option Agreement, a Reload Option may not be exercised by an Optionee (i) prior to the end of a one (1) year period from the date that the Reload Option is granted, and (ii) unless the Optionee retains beneficial ownership of the shares of Stock issued to such Optionee upon exercise of the Option referred to above in Section 6.8(a)(i), for a period of one (1) year from the date of such exercise.

     6.9  Nontransferability.  No Option shall be transferable by an Optionee
          ------------------
other than by will or the laws of descent and distribution or, in the case of non-Incentive Stock Options, pursuant to a Qualified Domestic Relations Order. During the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed).

     6.10 Termination of Employment or Service.  The Committee shall have the
          ------------------------------------
power to specify, with respect to the Options granted to a particular Optionee, the effect upon such Optionee's right to exercise an Option upon termination of such Optionee's employment or service under various circumstances, which effect may include immediate or deferred termination of such Optionee's rights under an Option, or acceleration of the date at which an Option may be exercised in full; provided, however, that in no event may an Incentive Stock Option be exercised after the expiration of ten (10) years from the date of grant thereof.

     6.11 Employment Rights.  Nothing in this Plan or in any Stock Option
          -----------------
Agreement shall confer on any person any right to continue in the employ of the Company or any of its Subsidiaries, or shall interfere in any way with the right of the Company or any of its Subsidiaries to terminate such person's employment at any time.

     6.12 Certain Successor Options.  To the extent not inconsistent with the
          -------------------------
terms, limitations and conditions of Code Section 422 and any regulations promulgated thereunder, an Option issued in respect of an option held by an employee to acquire stock of any entity acquired, by merger or otherwise, by the Company or any Subsidiary, may contain terms that differ from those stated in this Article VI, but solely to the extent necessary to preserve for any such employee the rights and benefits contained in such predecessor option, or to satisfy the requirements of Code Section 424(a).

     6.13 Effect of Change in Control.  The Committee may determine, at the time
          ---------------------------
of granting an Option or thereafter, that such Option shall become exercisable on an accelerated basis in the event that a Change in Control occurs with respect to the Company (and the Committee shall have the discretion to modify the definition of Change in Control in a particular Option Agreement). If the Committee finds that there is a reasonable possibility that, within the succeeding six (6) months, a Change in Control will occur with respect to the Company, then the Committee may determine that all outstanding Options shall be exercisable on an accelerated basis.

                                  ARTICLE VII
                               RESTRICTED STOCK

     7.1  Awards of Restricted Stock.  The Committee may grant Awards of
          --------------------------
Restricted Stock, which shall be governed by a Restriction Agreement between the Company and the Grantee. Each Restriction Agreement shall contain such restrictions, terms and conditions (including, without limitation, the satisfaction of stated performance goals) as the Committee may, in its discretion, determine, and may require that an appropriate legend be placed on the certificates evidencing the subject Restricted Stock. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted, provided that the Grantee has executed the Restriction Agreement governing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the foregoing documents within the time period prescribed by the Committee, if any, the Award shall be void. At the discretion of the Committee, Shares issued in connection with an Award shall be deposited together with the stock powers with an escrow agent designated by the Committee. Unless the Committee determines otherwise and as set forth in the Restriction Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

     7.2  Nontransferability.  Until any restrictions upon Restricted Stock
          ------------------
awarded to a Grantee shall have lapsed in a manner set forth in Section 7.3, such shares of Restricted Stock shall not be transferable other than by will or the laws of descent and distribution, or pursuant to a Qualified Domestic Relations Order, nor shall they be delivered to the Grantee.

     7.3  Lapse of Restrictions.  Restrictions upon Restricted Stock awarded
          ---------------------
hereunder shall lapse at such time or times and on such terms and conditions as the Committee may, in its discretion, determine at the time the Award is granted or thereafter.

     7.4  Termination of Employment.  The Committee shall have the power to
          -------------------------
specify, with respect to each Award granted to any particular Grantee, the effect upon such Grantee's rights with respect to such Restricted Stock of the termination of such Grantee's employment under various circumstances, which effect may include immediate or deferred forfeiture of such Restricted Stock or acceleration of the date on which any then remaining restrictions shall lapse.

     7.5  Treatment of Dividends.  At the time an Award of Restricted Stock is
          ----------------------
made the Committee may, in its discretion, determine that the payment to the Grantee of any dividends, or a specified portion thereof, declared or paid on such Restricted Stock shall be (a) deferred until the lapsing of the relevant restrictions and (b) held by the Company for the account of the Grantee until such lapsing. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account outstanding during such year at a rate per annum determined by the Committee. Payment of deferred dividends, together with interest thereon, shall be made upon the lapsing of restrictions imposed on such Restricted Stock, and any dividends deferred (together with any interest thereon) in respect of Restricted Stock shall be forfeited upon any forfeiture of such Restricted Stock.

     7.6  Delivery of Shares.  Except as provided otherwise in Article IX below,
          ------------------
within a reasonable period of time following the lapse of the restrictions on shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such shares and such shares shall be free of all restrictions hereunder.

                                 ARTICLE VIII
                           STOCK APPRECIATION RIGHTS

     8.1  SAR Awards.  The Committee may grant Awards of SARs, which shall be
          ----------
governed by an SAR Agreement between the Company and the Grantee. Each SAR Agreement shall contain such restrictions, terms and conditions (including, without limitation, the satisfaction of stated performance goals) as the Committee may, in its discretion, determine.

     8.2  Determination of Price.  The SAR Price shall be established by the
          ----------------------
Committee in its sole discretion. The SAR Price shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the date the SAR is granted for an SAR issued in tandem with an Incentive Stock Option.

     8.3  Exercise of an SAR.  Upon exercise of an SAR, the Grantee shall be
          ------------------
entitled, subject to the terms and conditions of this Plan and the SAR Agreement, to receive for each share of Stock being exercised under the SAR, the excess of (a) the Fair Market Value of such share of Stock on the date of exercise over (b) the SAR Price for such share of Stock.

     8.4  Payment for an SAR.  At the sole discretion of the Committee, the
          ------------------
payment of such excess shall be made in (a) cash, (b) shares of Stock, or (c) a combination of both. Shares of Stock used for this payment shall be valued at their Fair Market Value on the date of exercise of the applicable SAR.

     8.5  Status of SAR Shares.  Shares of Stock subject to an Award of an SAR
          --------------------
shall be considered shares of Stock which may be issued under this Plan for purposes of Section 5.1 hereof, unless the SAR Agreement making the Award of the SAR provides that the exercise of such SAR results in the termination of an unexercised Option for the same number of shares of Stock.

     8.6  Termination of SARs.  An SAR may be terminated as follows:
          -------------------

     (a) During the period of a Grantee's continuous employment with the Company or a Subsidiary, an SAR will be terminated only if it has been fully exercised or it has expired by its terms.

     (b) Upon termination of a Grantee's employment with the Company or a Subsidiary, the SAR will terminate upon the earliest of (1) the full exercise of the SAR, (ii) the expiration of the SAR by its terms, and (iii) not more than three (3) months following the date of employment termination; provided, however, should termination of employment (A) result from the death or Permanent and Total Disability of the Grantee, the period referenced in clause (iii) hereof shall be one (1) year, or (B) be for Cause, the SAR will terminate on the date of employment termination. For purposes of this Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment unless otherwise provided in the SAR Agreement or by the Company on the date of the leave of absence.

     (c) Subject to the terms of the SAR Agreement with the Grantee, if a Grantee should die or become Subject to a Permanent and Total Disability prior to the termination of employment with the Company or any Subsidiary and prior to the termination of an SAR, such SAR may be exercised to the extent that the Grantee shall have been entitled to exercise it at the time of death or Permanent and Total Disability, as the case may be, by the Grantee, the estate of the Grantee or the person or persons to whom the SAR shall have been transferred by will or by the laws of descent and distribution.

     (d) Except as otherwise expressly provided in the SAR Agreement with the Grantee, in no event will the continuation of the term of an SAR beyond the date of termination of employment allow the Employee, or his beneficiaries or heirs, to accrue additional rights under this Plan, have additional SARs available for exercise, or receive a higher benefit than the benefit payable as if the SAR had been exercised on the date of employment termination.

     8.7  No Shareholder Rights.  The Grantee of an SAR shall have no rights as
          ---------------------
a shareholder with respect to such SAR. In addition, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or rights except as provided in Section 5.2 hereof.

                                  ARTICLE IX
                              STOCK CERTIFICATES

     The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof, or deliver any certificate for shares of Restricted Stock granted hereunder, prior to fulfillment of all of the following conditions:


     (a) the admission of such shares to listing on all stock exchanges on which the Stock is then listed;

     (b) the completion of any registration or other qualification of such shares which the Committee shall deem necessary or advisable under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body;

     (c) the obtaining of any approval or other clearance from any federal or state governmental agency or body which the Committee shall determine to be necessary or advisable; and

     (d) the lapse of such reasonable period of time following the exercise of the Option as the Board from time to time may establish for reasons of administrative convenience.

     Stock certificates issued and delivered to Grantees shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws.

                                   ARTICLE X
                           TERMINATION AND AMENDMENT

     10.1 Termination and Amendment.  The Board at any time may amend or
          -------------------------
terminate the Plan without shareholder approval; provided, however, that the Board may condition any amendment on the approval of shareholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws.

     10.2 Effect on Grantee's Rights.  No termination, amendment or modification
          --------------------------
of this Plan shall adversely affect a Grantee's rights under a Stock Option Agreement, Restriction Agreement or an SAR Agreement without the consent of the Grantee or his legal representative.

                                  ARTICLE XI
                   RELATIONSHIP TO OTHER COMPENSATION PLANS

     The adoption of this Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company or any of its Subsidiaries; nor shall the adoption of the Plan preclude the Company or any of its Subsidiaries from establishing any other form of incentive or other compensation plan for employees or Directors of the Company or any of its Subsidiaries.

                                  ARTICLE XII
                                 MISCELLANEOUS

     12.1.  Performance Goals.  The Committee may determine that any Award
            -----------------
granted pursuant to this Plan to a participant (including, but not limited to, participants who are Covered Employees) shall be determined solely on the basis of (a) the achievement by the Company or a Subsidiary of a specified target return on equity or assets, (b) the Company's or Subsidiary's stock price, (c) the achievement by the Company or a business unit of the Company or Subsidiary of a specified target net income or earnings per share, including without limitation earnings before income and taxes, or (d) any combination of the goals set forth in (a) through (c) above. Furthermore, the Committee reserves the right for any reason to reduce (but not increase) any

Award, notwithstanding the achievement of a specified goal. If an Award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m)). Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

     12.2 Replacement or Amended Grants.  At the sole discretion of the
          -----------------------------
Committee, and subject to the terms of this Plan, the Committee may modify outstanding Options or Awards or accept the surrender of outstanding Options or Awards and grant new Options or Awards in substitution thereof. However, no modification of an Option or Award shall adversely affect a Grantee's rights under a Stock Option Agreement, Restriction Agreement or an SAR Agreement without the consent of the Grantee or his legal representative.

     12.3 Forfeiture for Competition.  If a Grantee provides services to a
          --------------------------
competitor of the Company or any of its Subsidiaries, whether as an employee, officer, director, independent contractor, consultant, agent or otherwise, which services are of a nature that can reasonably be expected to involve the skills and experience used or developed by the Grantee while an employee, consultant or advisor of the Company or any Subsidiary, then that Grantee's rights under any Options outstanding hereunder shall be forfeited and terminated, and any shares of Restricted Stock held by such Grantee subject to remaining restrictions shall be forfeited, subject in each case to a determination to the contrary by the Committee.

     12.4 Plan Binding on Successors.  This Plan shall be binding upon the
          --------------------------
successors and assigns of the Company.

     12.5 Singular, Plural, Gender.  Whenever used herein, nouns in the singular
          ------------------------
shall include the plural, and the masculine pronoun shall include the feminine gender and vice versa.

     12.6 Headings Not Part of Plan.  Headings of Articles and Sections hereof
          -------------------------
are inserted for convenience and reference, and they do not constitute part of this Plan.

     12.7 Interpretation.  With respect to Section 16 Insiders, transactions
          --------------
under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act, and shall be interpreted consistent therewith.

LOGO
                          PREMIERE TECHNOLOGIES, INC.
                           3399 PEACHTREE ROAD, N.E.
                         THE LENOX BUILDING, SUITE 400
                             ATLANTA, GEORGIA 30326

 1. Election of the following nominees to serve as directors in the classes and for the terms so noted:
  (a) Class I--Term Expiring 1998: Eduard J. Mayer
      [_]FOR nominee listed               [_]WITHHOLD authority to vote for
                                          nominee listed

  (b) Class II--Term Expiring 1999: D. Gregory Smith and Raymond H. Pirtle, Jr.
      [_]FOR nominees listed              [_]WITHHOLD authority to vote for all
      (except as marked to the contrary)  nominees listed

   (INSTRUCTION: To withhold authority to vote for any of the individual nominees(s), write that nominee's name(s) in the space provided below.)

  (c) Class III--Term Expiring 2000: Boland T. Jones and George W. Baker, Sr.
      [_]FOR nominees listed              [_]WITHHOLD authority to vote for all
      (except as marked to the contrary)  nominees listed

   (INSTRUCTION: To withhold authority to vote for any of the individual nominees(s), write that nominee's name(s) in the space provided below.)


 2. Approval of amendments to the Company's 1995 Stock Plan.
      [_]FOR         [_]AGAINST          [_]ABSTAIN

 3. In their discretion, the proxies are authorized to vote for such other business as may properly come before the meeting.

IF NO BOX IS MARKED ABOVE WITH RESPECT TO PROPOSALS 1 OR 2, THE UNDERSIGNED WILL BE DEEMED TO HAVE VOTED FOR SUCH PROPOSALS.

LOGO

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Make sure that the name on your stock certificate(s) is exactly as indicated below.

                                             ----------------------------------
                                                         Signature
                                             ----------------------------------
                                                 Signature if jointly held
                                             Dated: _____________________, 1997


                                             PLEASE MARK, SIGN, DATE AND RE-
                                             TURN THIS PROXY CARD PROMPTLY US-
                                             ING THE ENCLOSED SELF-ADDRESSED
                                             ENVELOPE.